Exhibit 99.01

Shutterfly Announces Third Quarter 2014 Financial Results

●	Net revenues increase 16% year-over-year to $142.0 million
●	GAAP net loss of ($1.20) per share
●	Adjusted EBITDA loss of ($9.7) million
●	55th consecutive quarter of year-over-year net revenue growth

REDWOOD CITY, October 29, 2014 -- Shutterfly, Inc. (NASDAQ:SFLY), the leading manufacturer and digital retailer of high-quality personalized products and services offered through a family of lifestyle brands, today announced financial results for the third quarter ended September 30, 2014.

“We are pleased with our third quarter results as we posted our 55th consecutive quarter of year-over-year revenue growth,” said Jeffrey Housenbold, president and chief executive officer of Shutterfly. “We continue to profitably grow the size of our consumer and enterprise businesses, expand our portfolio of high quality, design-forward products and service offerings across our family of premium lifestyle brands, and increase the rate of monetization of our mobile investments. We enter Q4 well prepared to handle this holiday season’s expected record order volumes with the highest level of execution.”

Third Quarter 2014 Financial Highlights

●	Net revenues totaled $142.0 million, a 16% year-over-year increase.
●	Third quarter 2014 represents the 55th consecutive quarter of year-over-year net revenue growth.
●	Consumer net revenues totaled $127.3 million, a 13% year-over-year increase.
●	Enterprise net revenues totaled $14.7 million, a 47% year-over-year increase.
●	Gross profit margin was 36.8% of net revenues, compared to 41.9% in the third quarter of 2013.
●	Operating expenses, excluding $12.9 million of stock-based compensation, totaled $88.3 million.
●	GAAP net loss was ($46.2) million, compared to ($10.1) million in the third quarter of 2013.
●	GAAP net loss per share was ($1.20), compared to ($0.27) in the third quarter of 2013.
●	Adjusted EBITDA loss was ($9.7) million, compared to ($1.1) million in the third quarter of 2013.
●	At September 30, 2014, cash and investments totaled $300 million.

Third Quarter 2014 Operating Metrics

●	Transacting customers totaled 2.5 million, a 6% year-over-year increase.
●	Orders totaled 4.2 million, a 7% year-over-year increase.
●	Average order value was $30.63, an increase of 5% year-over-year.

Business Outlook

Fourth Quarter 2014:

●	Net revenues to range from $466.7 million to $481.7 million, a year-over-year increase of 13.6% to 17.3%.
●	GAAP gross profit margin to range from 57.5% to 59.1% of net revenues.
●	Non-GAAP gross profit margin to range from 58.2% to 59.9% of net revenues.
●	GAAP operating income to range from $113.3 million to $126.2 million.
●	Non-GAAP operating income to range from $139.5 million to $151.8 million.
●	GAAP effective tax rate to range from 13.9% to 14.6%.
●	GAAP net income per share to range from $2.35 to $2.60.
●	Weighted average diluted shares of approximately 40.0 million.
●	Adjusted EBITDA to range from $158.9 million to $170.8 million.

Full Year 2014:

●	Net revenues to range from $905.0 million to $920.0 million, a year-over-year increase of 15.5% to 17.4%.
●	GAAP gross profit margin to range from 50.5% to 51.5% of net revenues.
●	Non-GAAP gross profit margin to range from 52.1% to 53.1% of net revenues.
●	GAAP operating income/(loss) to range from ($0.9) million to $12.0 million.
●	Non-GAAP operating income to range from $95.6 million to $108.0 million.
●	GAAP effective tax rate to range from 16.5% to 20.0%.
●	GAAP net loss per share to range from ($0.36) to ($0.09).
●	Weighted average shares of approximately 38.5 million.
●	Adjusted EBITDA to range from $161.1 million to $173.0 million, or 17.8% to 18.8% of net revenues.
●	Capital expenditures to range from 9.5% to 10.5% of net revenues.

Notes to the Third Quarter 2014 Financial Results and Business Outlook

Adjusted EBITDA is a non-GAAP financial measure that the Company defines as earnings before interest, taxes, depreciation, amortization and stock-based compensation.

Free cash flow is a non-GAAP financial measure that the Company defines as adjusted EBITDA less purchases of property, plant, and equipment and capitalization of software development costs.

Non-GAAP earnings per share is defined as non-GAAP net income (loss), which excludes interest expense related to the Company’s issuance of 0.25% convertible senior notes in May 2013, divided by diluted non-GAAP shares outstanding, which is GAAP diluted weighted average shares outstanding less any shares issuable under the Company’s convertible senior notes.

Consumer category includes net revenues from stationery and greeting cards, photo books, calendars and photo-based merchandise, photo prints, and the related shipping revenues and rental revenue.  Consumer also includes net revenues from advertising and sponsorship programs.

Enterprise category includes net revenues primarily from variable, four-color direct marketing collateral manufactured and fulfilled for business customers.

Average Order Value (AOV) is defined as total net revenues (excluding Enterprise) divided by total orders.

The foregoing financial guidance replaces any of the Company’s previously issued financial guidance which should no longer be relied upon.

Third Quarter 2014 Conference Call

Management will review the third quarter 2014 financial results and its expectations for the fourth quarter and full year 2014 on a conference call on Wednesday, October 29, 2014 at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time).  To listen to the call and view the accompanying slides, please visit http://www.shutterfly.com. In the Investor Relations area, found in the "About Us" section, click on the link provided for the webcast, or dial 970-315-0490.  The webcast, as well as a podcast, will be archived and available at http://www.shutterfly.com.  A replay of the conference call will be available through Wednesday, November 12, 2014. To hear the replay, please dial 404-537-3406, replay passcode 14952817.

Non-GAAP Financial Information

This press release contains non-GAAP financial measures.  Tables are provided at the end of this press release that reconcile the non-GAAP financial measures that the Company uses to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP).  These non-GAAP financial measures include non-GAAP gross profit margin, non-GAAP operating income (loss) and operating margin, adjusted EBITDA, free cash flow, and non-GAAP net income (loss) per share. The method the Company uses to produce non-GAAP financial measures is not computed according to GAAP and may differ from methods used by other companies.

To supplement the Company's consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company's underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company's financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to gross margins, operating income (loss), net income (loss) or net income (loss) per share determined in accordance with GAAP.  For more information, please see Shutterfly's SEC Filings, including the most recent Form 10-K and Form 10-Q, which are available on the Securities and Exchange Commission's Web site at www.sec.gov.

Notice Regarding Forward-Looking Statements

This media release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. These forward-looking statements include statements regarding the Company's growth and financial expectations for the fourth quarter and full year 2014 set forth under the caption "Business Outlook," and statements about historical results that may suggest trends for our business. The Company's actual results may differ materially from those anticipated in these forward-looking statements. Factors that might contribute to such differences include, among others, economic downturns and the general state of the economy; changes in consumer discretionary spending as a result of the macroeconomic environment; the loss of sales partners for our products; our ability to expand our customer base, increase sales to existing customers and meet production requirements; our ability to successfully integrate acquired businesses and assets; our ability to retain and hire necessary employees, including seasonal personnel, and appropriately staff our operations; the impact of seasonality on our business; our ability to develop innovative, new products and services on a timely and cost-effective basis; consumer acceptance of our products and services; our ability to develop additional adjacent lines of business;  unforeseen changes in expense levels; and competition and the pricing strategies of our competitors, which could lead to pricing pressure. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the "Risk Factors" section of the Company's most recent Form 10-K and Form 10-Q, and the Company's other filings, which are available on the Securities and Exchange Commission's Web site at www.sec.gov. These forward-looking statements are based on current expectations and the Company assumes no obligation to update this information.

# # #

About Shutterfly, Inc.

Shutterfly, Inc. is the leading manufacturer and digital retailer of high-quality personalized products and services offered through a family of lifestyle brands. Founded in 1999, the Shutterfly, Inc. family of brands includes Shutterfly, where your photos come to life in photo books, cards and gifts; Tiny Prints, premium cards and stationery for all life’s occasions; Wedding Paper Divas, wedding invitations and stationery for every step of the planning process; Treat, personalized greeting cards that really stand out; MyPublisher, one of the pioneers in the photo book industry and creator of easy-to-use photo book-making software; ThisLife,a private, cloud-based solution that makes it easy for consumers to find, share and enjoy their photos and videos, all in one place; and BorrowLenses, the premier online marketplace for photographic and video equipment rentals. For more information about Shutterfly, Inc. (NASDAQ:SFLY), visit www.shutterflyinc.com.

Contacts Media Relations: Gretchen Sloan, 650-610-5276 gsloan@shutterfly.com	Investor Relations: Michael Look, 650-610-5910 mlook@shutterfly.com

Shutterfly, Inc.
Consolidated Statements of Income
(In thousands, except per share amounts)
(Unaudited)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013

Net revenues	$142,008	$122,685	$438,255	$372,854
Cost of net revenues	89,726	71,308	249,404	204,877
Gross profit	52,282	51,377	188,851	167,977
Operating expenses:
Technology and development	33,488	27,508	97,102	78,032
Sales and marketing	42,082	36,774	128,695	109,946
General and administrative	25,639	21,717	77,289	62,518
Total operating expenses	101,209	85,999	303,086	250,496
Loss from operations	(48,927)	(34,622)	(114,235)	(82,519)
Interest expense	(4,381)	(3,609)	(12,184)	(5,684)
Interest and other income, net	102	139	383	181
Loss before income taxes	(53,206)	(38,092)	(126,036)	(88,022)
Benefit from income taxes	6,962	27,944	18,526	53,658
Net loss	$(46,244)	$(10,148)	$(107,510)	$(34,364)

Net loss per share - basic and diluted	$(1.20)	$(0.27)	$(2.79)	$(0.92)

Weighted-average shares outstanding - basic and diluted	38,453	37,814	38,470	37,541

Stock-based compensation is allocated as follows:

Cost of net revenues	$886	$646	$2,782	$1,802
Technology and development	1,320	2,459	6,196	6,843
Sales and marketing	5,591	5,774	16,837	14,030
General and administrative	5,991	5,103	18,679	15,494
	$13,788	$13,982	$44,494	$38,169

Shutterfly, Inc.
Consolidated Balance Sheets
(In thousands, except par value amounts)
(Unaudited)

	September 30,	December 31,
	2014	2013

ASSETS
Current assets:
Cash and cash equivalents	$197,665	$499,084
Short-term investments	50,906	-
Accounts receivable, net	25,980	21,641
Inventories	16,279	9,629
Deferred tax asset, current portion	27,666	26,942
Prepaid expenses and other current assets	43,694	21,260
Total current assets	362,190	578,556
Long-term investments	51,739	-
Property and equipment, net	209,322	155,727
Intangible assets, net	93,944	118,621
Goodwill	396,942	397,306
Deferred tax asset, net of current portion	520	520
Other assets	14,857	15,412
Total assets	$1,129,514	$1,266,142

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$28,405	$33,656
Accrued liabilities	47,843	107,448
Deferred revenue	31,832	24,114
Total current liabilities	108,080	165,218
Convertible senior notes, net	252,224	243,493
Deferred tax liability	28,846	42,995
Other liabilities	47,510	26,341
Total liabilities	436,660	478,047

Stockholders' equity:
Common stock, $0.0001 par value; 100,000 shares authorized; 38,533 and 38,196 shares
issued and outstanding at September 30, 2014 and December 31, 2013, respectively	4	4
Additional paid-in-capital	834,696	771,875
Accumulated other comprehensive loss	(32)	-
Accumulated earnings / (deficit)	(141,814)	16,216
Total stockholders' equity	692,854	788,095
Total liabilities and stockholders' equity	$1,129,514	$1,266,142

Shutterfly, Inc.
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)
	Nine Months Ended
	September 30
	2014	2013

Cash flows from operating activities:
Net loss	$(107,510)	$(34,364)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	46,079	30,652
Amortization of intangible assets	25,853	22,239
Amortization of debt discount and transaction costs	9,610	4,592
Stock-based compensation, net of forfeitures	44,494	38,169
Loss on disposal of property and equipment and rental assets	51	10
Deferred income taxes	(14,852)	(7,988)
Tax benefit from stock-based compensation	13,713	4,745
Excess tax benefits from stock-based compensation	(14,102)	(5,385)
Changes in operating assets and liabilities:
Accounts receivable, net	(4,338)	(1,455)
Inventories	(6,650)	(2,426)
Prepaid expenses and other current assets	(22,064)	(53,774)
Other assets	(2,391)	(7,427)
Accounts payable	(5,710)	(10,670)
Accrued and other liabilities	(62,447)	(50,735)
Deferred revenue	7,719	2,188
Other non-current liabilities	(496)	357
Net cash used in operating activities	(93,041)	(71,272)

Cash flows from investing activities:
Acquisition of business and intangible assets, net of cash acquired	-	(41,120)
Purchases of property and equipment	(56,872)	(48,550)
Capitalization of software and website development costs	(15,539)	(12,057)
Purchases of investments	(117,329)	-
Maturities and sales of investments	15,520	-
Proceeds from sale of equipment and rental assets	743	173
Net cash used in investing activities	(173,477)	(101,554)

Cash flows from financing activities:
Proceeds from borrowings of convertible senior notes, net of issuance costs	-	291,897
Proceeds from issuance of warrants	-	43,560
Purchase of convertible note hedge	-	(63,510)
Proceeds from issuance of common stock upon exercise of stock options	3,058	18,275
Repurchases of common stock	(50,520)	(32,241)
Excess tax benefits from stock-based compensation	14,102	5,385
Principal payments of capital lease and financing obligations	(1,541)	(488)
Net cash provided by / (used in) financing activities	(34,901)	262,878

Net increase / (decrease) in cash and cash equivalents	(301,419)	90,052
Cash and cash equivalents, beginning of period	499,084	245,088
Cash and cash equivalents, end of period	$197,665	$335,140

Supplemental schedule of non-cash activities
Net increase / (decrease) in accrued purchases of property and equipment	$1,050	$(1,506)
Net increase in accrued capitalized software and website development costs	981	-
Increase in estimated fair market value of building under build-to-suit leases	17,575	4,552
Amount due from adjustment of net working capital from acquired business	253	73
Property and equipment acquired under capital leases	6,831	-

Shutterfly, Inc.
Consumer Metrics Disclosure

	Three Months Ended
	September 30,
	2014	2013

Consumer Metrics

Customers	2,516,567	2,380,513
year-over-year growth	6%

Orders	4,156,382	3,877,182
year-over-year growth	7%

Average order value*	$30.63	$29.07
year-over-year growth	5%

* Average order value excludes Enterprise revenue.

Shutterfly, Inc.
Reconciliation of Forward-Looking Guidance for Non-GAAP Financial Measures to GAAP Measures
(In millions, except per share amounts)

	Forward-Looking Guidance
	GAAP					Non-GAAP
	Range of Estimate		Adjustments			Range of Estimate
	From	To	From	To		From	To

Three Months Ending December 31, 2014

Net revenues	$466.7	$481.7	-	-		$466.7	$481.7
Gross profit margin	57.5%	59.1%	0.7%	0.8%	[a]	58.2%	59.9%
Operating income	$113.3	$126.2	$26.2	$25.6	[b]	$139.5	$151.8
Operating margin	24%	26%	6%	6%	[b]	30%	32%

Stock-based compensation	$17.5	$17.0	$17.5	$17.0		-	-
Amortization of intangible assets	$8.6	$8.6	$8.6	$8.6		-	-

Adjusted EBITDA*						$158.9	$170.8

Net income per share	$2.35	$2.60	$0.07	$0.07	[e]	$2.42	$2.67
Weighted average diluted shares	40.0	40.0
Effective tax rate	13.9%	14.6%

Twelve Months Ending December 31, 2014

Net revenues	$905.0	$920.0	-	-		$905.0	$920.0
Gross profit margin	50.5%	51.5%	1.6%	1.6%	[c]	52.1%	53.1%
Operating income (loss)	$(0.9)	$12.0	$96.5	$96.0	[d]	$95.6	$108.0
Operating margin	(0%)	1%	11%	11%	[d]	11%	12%

Stock-based compensation	$62.0	$61.5	$62.0	$61.5		-	-
Amortization of intangible assets	$34.5	$34.5	$34.5	$34.5		-	-

Adjusted EBITDA*						$161.1	$173.0
Adjusted EBITDA* margin						17.8%	18.8%

Net income / (loss) per share	$(0.36)	$(0.09)	$0.29	$0.29	[f]	$(0.07)	$0.20
Weighted average shares	38.5	38.5
Effective tax rate	20.0%	16.5%

Capital expenditures - % of net revenues	9.5%	10.5%

*	Adjusted EBITDA is a non-GAAP financial measure defined as earnings before interest, taxes, depreciation, amortization and stock-based compensation.
[a]	Reflects estimated adjustments for stock-based compensation expense of approximately $0.9 million and amortization of purchased intangible assets of approximately $2.8 million.
[b]	Reflects estimated adjustment for stock-based compensation expense of approximately $17.0 million to $17.5 million, and amortization of purchased intangible assets of approximately $8.6 million
[c]	Reflects estimated adjustments for stock-based compensation expense of approximately $3.6 million and amortization of purchased intangible assets of approximately $11.3 million.
[d]	Reflects estimated adjustments for stock-based compensation expense of approximately $61.5 million to $62.0 million and amortization of purchased intangible assets of approximately $34.5 million.
[e]	Reflects estimated adjustments for interest expense of approximately $3.0 million net of tax.
[f]	Reflects estimated adjustments for interest expense of approximately $10.9 million to $11.4 million, net of tax.

Shutterfly, Inc.
Reconciliation of GAAP Gross Profit Margin to Non-GAAP Gross Profit Margin
(In thousands)
(Unaudited)
	Three Months Ended							Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,
	2013	2013	2013	2013	2014	2014	2014	2013

GAAP gross profit	$54,855	$61,745	$51,377	$246,072	$60,756	$75,813	$52,282	$414,049
Stock-based compensation	564	592	646	683	1,002	894	886	2,485
Amortization of intangible assets	2,390	2,608	2,685	2,800	2,823	2,823	2,822	10,483
Non-GAAP gross profit	$57,809	$64,945	$54,708	$249,555	$64,581	$79,530	$55,990	$427,017

Non-GAAP gross profit margin	50%	49%	45%	61%	47%	50%	39%	54%

Shutterfly, Inc.
Reconciliation of GAAP Operating Margin to Non-GAAP Operating Margin
(In thousands)
(Unaudited)
	Three Months Ended							Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,
	2013	2013	2013	2013	2014	2014	2014	2013

GAAP operating income (loss)	$(23,964)	$(23,933)	$(34,622)	$104,577	$(38,611)	$(26,697)	$(48,927)	$22,058
Stock-based compensation	11,538	12,649	13,982	15,359	15,992	14,714	13,788	53,528
Amortization of intangible assets	6,511	7,539	8,189	8,730	8,583	8,740	8,530	30,969
Non-GAAP operating income (loss)	$(5,915)	$(3,745)	$(12,451)	$128,666	$(14,036)	$(3,243)	$(26,609)	$106,555

Non-GAAP operating margin	(5%)	(3%)	(10%)	31%	(10%)	(2%)	(19%)	14%

Shutterfly, Inc.
Reconciliation of Net Income (Loss) to Non-GAAP Adjusted EBITDA
(In thousands)
(Unaudited)
	Three Months Ended							Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,
	2013	2013	2013	2013	2014	2014	2014	2013

GAAP net income (loss)	$(12,405)	$(11,811)	$(10,148)	$43,649	$(34,214)	$(27,052)	$(46,244)	$9,285
Interest expense	139	1,936	3,609	3,762	3,947	3,856	4,381	9,446
Interest and other income, net	(7)	(35)	(139)	(127)	(227)	(54)	(102)	(308)
Tax (benefit) provision	(11,691)	(14,023)	(27,944)	57,293	(8,117)	(3,447)	(6,962)	3,635
Depreciation and amortization	15,738	17,580	19,573	21,965	22,805	23,712	25,415	74,856
Stock-based compensation	11,538	12,649	13,982	15,359	15,992	14,714	13,788	53,528
Non-GAAP Adjusted EBITDA	$3,312	$6,296	$(1,067)	$141,901	$186	$11,729	$(9,724)	$150,442

Shutterfly, Inc.
Reconciliation of Cash Flow from Operating Activities to Non-GAAP Adjusted EBITDA and Free Cash Flow
(In thousands)
(Unaudited)
	Three Months Ended							Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,
	2013	2013	2013	2013	2014	2014	2014	2013

Net cash provided by (used in) operating activities	$(83,504)	$11,923	$309	$218,540	$(97,473)	$12,282	$(7,850)	$147,268
Interest expense	139	1,936	3,609	3,762	3,947	3,856	4,381	9,446
Interest and other income, net	(7)	(35)	(139)	(127)	(227)	(54)	(102)	(308)
Tax (benefit) provision	(11,691)	(14,023)	(27,944)	57,293	(8,117)	(3,447)	(6,962)	3,635
Changes in operating assets and liabilities	101,426	2,555	19,961	(126,168)	106,531	(7,633)	(2,521)	(2,226)
Other adjustments	(3,051)	3,940	3,137	(11,399)	(4,475)	6,725	3,330	(7,373)
Non-GAAP Adjusted EBITDA	3,312	6,296	(1,067)	141,901	186	11,729	(9,724)	150,442

Less: Purchases of property and equipment	(10,832)	(15,869)	(20,343)	(12,166)	(16,419)	(22,734)	(18,769)	(59,210)
Less: Capitalized technology & development costs	(3,495)	(4,255)	(4,307)	(3,703)	(5,112)	(5,324)	(6,084)	(15,760)

Free cash flow	$(11,015)	$(13,828)	$(25,717)	$126,032	$(21,345)	$(16,329)	$(34,577)	$75,472

Shutterfly, Inc.
Reconciliation of Net Income/(Loss) per Share to Non-GAAP Net Income/(Loss) per Share
(In thousands)
(Unaudited)
	Three Months Ended							Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,
	2013	2013	2013	2013	2014	2014	2014	2013

GAAP net income (loss)	$(12,405)	$(11,811)	$(10,148)	$43,649	$(34,214)	$(27,052)	$(46,244)	$9,285
Add back interest expense related to:
Amortization of debt discount	-	1,401	2,771	2,830	2,870	2,911	2,951	7,002
Amortization of debt issuance costs	-	160	260	285	288	293	297	705
0.25% coupon	-	93	188	188	188	187	187	469
Tax effect	-	(770)	(2,046)	516	(637)	(438)	(395)	(2,300)
Non-GAAP net income (loss)	$(12,405)	$(10,927)	$(8,975)	$47,468	$(31,505)	$(24,099)	$(43,204)	$15,161

GAAP diluted shares outstanding	37,034	37,775	37,814	39,713	38,503	38,438	38,453	39,493
Add back:
Dilutive effect of convertible notes	-	-	-	-	-	-	-	-
Non-GAAP diluted shares outstanding	37,034	37,775	37,814	39,713	38,503	38,438	38,453	39,493

GAAP net income (loss) per share	$(0.33)	$(0.31)	$(0.27)	$1.10	$(0.89)	$(0.70)	$(1.20)	$0.24
Non-GAAP net income (loss) per share	$(0.33)	$(0.29)	$(0.24)	$1.20	$(0.82)	$(0.63)	$(1.12)	$0.38